Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated September 22, 2010 relating to the financial statements and financial highlights which appear in the July 31, 2010 Annual Reports to Shareholders of iShares S&P North American Technology Sector Index Fund, iShares S&P North American Technology-Multimedia Networking Index Fund, iShares PHLX SOX Semiconductor Sector Index Fund (formerly known as iShares S&P North American Technology-Semiconductors Index Fund), iShares S&P North American Technology-Software Index Fund, iShares S&P North American Natural Resources Sector Index Fund, iShares NYSE Composite Index Fund, iShares NYSE 100 Index Fund, iShares MSCI EAFE Index Fund, iShares FTSE Developed Small Cap ex-North America Index Fund, iShares FTSE/Xinhua China 25 Index Fund, iShares FTSE China (HK Listed) Index Fund, iShares MSCI ACWI Index Fund, iShares MSCI ACWI ex US Index Fund, iShares MSCI All Country Asia ex Japan Index Fund, iShares MSCI EAFE Growth Index Fund, iShares MSCI EAFE Value Index Fund, iShares MSCI EAFE Small Cap Index Fund, iShares MSCI Kokusai Index Fund, iShares S&P Conservative Allocation Fund, iShares S&P Moderate Allocation Fund, iShares S&P Growth Allocation Fund, iShares S&P Aggressive Allocation Fund, iShares S&P Target Date Retirement Income Index Fund, iShares S&P Target Date 2010 Index Fund, iShares S&P Target Date 2015 Index Fund, iShares S&P Target Date 2020 Index Fund, iShares S&P Target Date 2025 Index Fund, iShares S&P Target Date 2030 Index Fund, iShares S&P Target Date 2035 Index Fund, iShares S&P Target Date 2040 Index Fund, iShares MSCI Emerging Markets Financials Sector Index Fund, iShares MSCI Emerging Markets Materials Sector Index Fund, iShares MSCI Europe Financials Sector Index Fund, iShares MSCI Far East Financials Sector Index Fund, iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund, iShares MSCI ACWI ex US Consumer Staples Sector Index Fund, iShares MSCI ACWI ex US Energy Sector Index Fund, iShares MSCI ACWI ex US Financials Sector Index Fund, iShares MSCI ACWI ex US Health Care Sector Index Fund, iShares MSCI ACWI ex US Industrials Sector Index Fund, iShares MSCI ACWI ex US Information Technology Sector Index Fund, iShares MSCI ACWI ex US Materials Sector Index Fund, iShares MSCI ACWI ex US Telecommunications Services Sector Index Fund, iShares MSCI ACWI ex US Utilities Sector Index Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

PricewaterhouseCoopers LLP

San Francisco, California

November 23, 2010